Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AW

FIFTY-THIRD AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is the date last signed below (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer desires to receive and, CSG desires to provide its WFX Scheduling and WFX Resource Allocation Manager functionality for (i) Customer’s Connected Subscribers and (ii) any subscribers of Customer for which Customer receives bill processing services from a third party billing processor (the "Non-ACP Subscribers" and, for purposes of this Amendment, collectively with the Connected Subscribers, the "Subscribers")..

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date:

1.  Customer desires to use and CSG agrees to provide CSG’s WFX Scheduling and WFX Resource Allocation Manager to Subscribers in accordance with the terms of this Amendment.  Therefore, Schedule B, “Products,” Exhibit B-1, "Additional Product Information," of the Agreement is hereby amended by adding the following paragraphs:

"H.  WFX Scheduling.  WFX Scheduling has the ability to consolidate and manage all of Customer's scheduling information generated from CSG's Workforce Express® ("WFX") service and integrates the information with available appointment times and scheduling of Customer's Subscriber-requested service calls using CSG's and any other third party's integrated order management and/or billing system.

I.  WFX Resource Allocation Manager.  WFX Resource Allocation Manager provides Customer with a capacity planning solution that has the ability to manage field workforce resource availability for both scheduling and routing purposes and integrates with WFX Scheduling to generate available appointment times based on Customer's field resource scheduling capacity and delivers those appointment times to WFX Scheduling.  WFX Resource Allocation Manager has the ability to allocate Customer's field resource scheduling capacity based on Customer's existing technician shift data within WFX and to facilitate Customer's scheduling adjustments as necessary to meet Customer's field resource operational demands (e.g., promotion campaigns, time to install and repaid, regulatory) and other business factors."

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.   CSG and Customer agree that WFX Scheduling and WFX Resource Allocation Manager shall be implemented in Customer's production environment based on Customer's fulfillment centers (the "FCs"),  initially to one (1) Customer FC (specified in the SOW (defined below) as the "Trial FC") for a period of ****** (**) **** (the "Trial Period") and, following successful completion of the Trial FC, unless otherwise directed by Customer to CSG in writing (e-mail shall suffice) to not proceed with further implementation of Subsequent FCs as such FC's are specified in Attachment A to the SOW or the CTER environment (for purposes of this amendment "Notice").

In the event that Customer provides Notice, as defined above, to CSG during the Trial Period, WFX Scheduling and WFX Resource Allocation Manager will be removed from the Trial FC (specified in the SOW) and WFX Scheduling and WFX Resource Allocation Manager will no longer be available to Customer.

3.   As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, a new Subsection C entitled "WFX Scheduling and WFX Resource Allocation Manager" shall be added to Schedule F, “Fees,” CSG Licensed Products, III. Workforce Management of the Agreement:

CSG Licensed Products

III. Workforce Management

C. WFX Scheduling and WFX Resource Allocation Manager

Description of Item/Unit of Measure	Frequency	Fee
1.******* Service Fee (per **********) (Note 2) (Note 3) (Note 4) (Note 5)	*******	$******
2.Implementation Services (Note 1)	********	** ******

Note 1: The Trial FC implementation and rollout to Subsequent FCs of WFX Scheduling and WFX Resource Allocation Manager shall be set forth in that certain mutually agreed upon Statement of Work, "Implement WFX Scheduling and WFX Resource Allocation Manager" (CSG document no. 2508099) (the "SOW"), which such SOW shall include the FCs and identify Customer's related key market areas ("KMAs").  No separate implementation fees will be invoiced to Customer by CSG for either the Trial FC or Subsequent FCs or the CTER environment implementations specified in the SOW.

Note 2: The ******* Service Fee shall be determined based on the number of *********** in the Trial FC on the Trial Completion Date (defined in the SOW), in the case of the Trial FC implementation, and on the Subsequent FC implementation date, in the case of the each Subsequent FC implementation, ********** by the per ********** ******* Service Fee.  By way of example, should the number of Subscribers in the Trial FC for the Trial FC total *** ******* (*********) on the Trial Completion Date, the ******* Service Fee for the Trial FC shall equal ********* * $****** = $******** for that *****.

Note 3: The number of ********* *********** in the FCs processed by CSG shall be verified on a ******* basis by CSG's billing system reporting.

Note 4: In the event of any processing of *********** which are not ********* *********** (for purposes of this Product “Non-ACP ***********”) in any FC identified in the Agreement are not processed by CSG, the ******* Service Fee for such Non-ACP *********** shall be verified on a ******* basis by Customer based upon a billing system report from Customer’s third party billing biller(s) to be delivered to CSG by Customer within ***** (*) ******** **** following the **** *** of the previous processing *****.

Note 5: The ******* Service Fee shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 10/2/14	Date: 6 Oct 2014